Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events
Subsequent Events

(17) Subsequent Events

  Distribution

        On July 26, 2013, the board of directors of the Partnership's general partner declared a cash distribution for the second quarter of 2013 to the Partnership's unitholders of $1.35 per common unit or $199.3 million in aggregate. The cash distribution will be paid on August 14, 2013 to unitholders of record at the close of business on August 7, 2013.

(18) Subsequent Events

        CVR Refining evaluated subsequent events, if any, that would require an adjustment to CVR Refining's consolidated and combined financial statements or require disclosure in the notes to the consolidated and combined financial statements through the date of issuance of the consolidated and combined financial statements.

        On January 23, 2013, $253.0 million of the proceeds from the Initial Public Offering were utilized to satisfy and discharge the indenture governing the Second Lien Notes. The amounts were used to (i) repay the face amount of all $222.8 million aggregate principal amount of Second Lien Notes then outstanding, (ii) pay the redemption premium of approximately $20.6 million and (iii) settle accrued interest with respect thereto in an amount of approximately $9.5 million. The repurchase of the Second Lien Notes resulted in a loss on extinguishment of debt of approximately $26.1 million in the first quarter of 2013, which includes the write-off of previously deferred financing fees of $3.7 million and unamortized original issue discount of $1.8 million.